UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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 X        Definitive Proxy Statement
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SECURITIES DEVICES INTERNATIONAL INC.
(Name of Registrant as specified in its charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement), if other than Registrant)

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SECURITY DEVICES INTERNATIONAL INC.

2018 Annual and Special Meeting of Stockholders

Proxy Statement

Contents

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING	6

PROPOSAL 1 — ELECTION OF DIRECTORS	11

General Questions	11

Information On The Board, Executive Officers, And Key Employees And Director Nominees	11

CORPORATE GOVERNANCE	15

EXECUTIVE COMPENSATION	19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22

Principal Stockholders	22

Security Ownership of Management	23

INTEREST OF CERTAIN PERSONS AND CORPORATIONS IN MATTERS TO BE ACTED UPON	24

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	24

Purchases of Securities	24

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF THE AUDITOR	26

PROPOSAL 3 — APPROVAL OF THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 300,000,000	27

Overview of the Revised Stock Option Plan (2017)	27

OTHER MATTERS	28

SECURITY DEVICES INTERNATIONAL INC.
107 Audubon Road, Building 2, Suite 201
WAKEFIELD • MA • USA • 01880

Notice of Annual and Special Meeting of Stockholders

To all Stockholders of Security Devices International Inc.:

You are invited to attend the 2018 Annual and Special Meeting of Stockholders (the “Annual Meeting”) of Security Devices International Inc. (the “Company” or “SDI”). The Annual Meeting will be held at Security Devices International Inc., 107 Audubon Road, Building 2, Suite 201, Wakefield, MA 01880 USA on December 11, 2018, at 10:00 am EST. The purposes of the Annual Meeting are:

1.	To receive the audited consolidated financial statements of the Company of and for the fiscal year ended November 30, 2017.

2.	To elect five (5) directors of the Company (each a “Director” and collectively, the “Directors”) to serve until the close of the 2019 Annual Meeting of Stockholders.

3.

To ratify the appointment of UHY McGovern Hurley LLP as independent registered public accountant (the “auditors”) for the Company to hold office until the close of the 2019 Annual Meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditors’ remuneration.

4.	To approve the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000.

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed November 5, 2018 as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of November 5, 2018 will be available for inspection by any stockholder at our principal place of business, 107 Audubon Road, Building 2, Suite 201, Wakefield, MA 01880 USA starting December 7, 2018, during normal business hours, and at the Annual Meeting.

Accompanying this notice of meeting is the Proxy Statement (the “Proxy Statement”). Please review the Proxy Statement carefully and in full prior to voting in relation to the matters set out above as the Proxy Statement has been prepared to help you make an informed decision on such matters.

Shareholders are invited to attend the Annual Meeting. Record shareholders who are unable to attend the Annual Meeting in person are requested to vote by mail by completing, dating and signing the enclosed form of proxy (the “Proxy Card”) and send it in the enclosed envelope to the Company's co-transfer agent, TSX Trust Company, 301-100 Adelaide Street West, Toronto, ON, Canada M5H 4H1, or vote via the Internet, by going to www.voteproxyonline.com and following the instructions on the website, or by fax to Proxy Department 416-595-9593. Non-record shareholders who receive these materials through their broker or other intermediary should follow the instructions provided by their broker or intermediary.

For your vote to be effective, your voting instructions must be received by Broadridge Financial Solutions, Inc. (“Broadridge”) or by the Company’s transfer agent not later than 10:00 a.m. (Eastern Time) on December 7, 2018, or, in the case of any adjournment of the Annual Meeting, not less than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the rescheduled meeting. The Chair of the Annual Meeting may, at his discretion, accept late proxies or waive the time limit for deposit of proxies, but is under no obligation to accept or reject any late proxy. If you have voted by proxy using the Proxy Card, via fax or the Internet or by phone, any subsequent vote by proxy through any of these methods will cancel any other proxy you may have previously submitted in connection with the Annual Meeting, and only a later dated proxy received prior to the deadline will be counted.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the Annual Meeting, you may, if you wish, revoke the proxy and vote your shares of common stock in person.

By Order of the Board of Directors,

/s/Dean Thrasher
Secretary and Executive Chairman

November 6, 2018

SECURITY DEVICES INTERNATIONAL INC.
107 AUDUBON ROAD, BUILDING 2, SUITE #210
WAKEFIELD • MA • USA • 01180

Proxy Statement

ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 11, 2018

Unless the context requires otherwise, references in this proxy statement to “SDI,” the “Company,” “we,” “us,” or “our” refer to Security Devices International Inc.

The Annual and Special Meeting of Stockholders (the “Annual Meeting”) will be held at Security Devices International Inc., 107Audubon Road, Building 2, Suite #210, Wakefield, MA 01880 USA, on December 11, 2018, at 10:00am EST. We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by our Board of Directors (the “Board”) of proxies for this Annual Meeting. This proxy statement (the “Proxy Statement”) will first be mailed to holders of our voting stock on or about November 16, 2018.

Whether or not you plan to attend the Annual Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you vote your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. Please note, however, that if your shares are held of record by a broker or other nominee and you wish to vote in person at the Meeting, you must follow the instructions provided to you by your broker or such other nominee. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement.

All dollar amounts referred to in this Proxy Statement are in United States dollars, unless otherwise indicated.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business on November 5, 2018 and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares of common stock.

When you sign the proxy card you appoint Dean Thrasher, our Executive Chairman, and if Mr. Thrasher is unavailable, Bryan Ganz, our President, and if neither of them is available, Paul Jensen, our Chief Executive Officer, as your representative at the Annual Meeting. As your representatives, they will vote your shares of common stock at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representative will vote your shares of common stock, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed November 5, 2018, as the record date for the Annual Meeting. Only holders of shares of our voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of November 5, 2019, we had 101,976,900 shares of common stock (a “Share” or the “Shares”) issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.	the election of five (5) Directors to serve until the close of the 2019 Annual Meeting of Stockholders (“Proposal No. 1”);

2.

the ratification of the appointment of UHY McGovern Hurley LLP (“UHY”) as auditors for the Company to hold office until the close of the 2019 Annual Meeting of Shareholders and authorization of the Company’s Board of Directors to fix the auditors’ remuneration (“Proposal No. 2”);

3.	To approve the amendment (the “Amendment”) of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000 (Proposal No. 3); and

4.	to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board recommends that you vote “FOR” each of the numbered proposals listed above.

In addition, you may be asked to vote in respect of any other matters that may properly be brought before the Meeting. As of the date of this Proxy Statement, the Board is not aware of any such other matters.

How many votes do I get?

Each share of common stock is entitled to one vote. No cumulative rights are authorized and dissenters’ rights are not applicable to any of the matters being voted upon.

How do I vote?

The voting process is different depending on whether you are a record (registered) or non-record shareholder.

•	You are a record shareholder if your name appears on your share certificate.

•

You are a non-record shareholder if your shares are held on your behalf by a bank, trust company, securities broker, trustee or other intermediary. This means the shares are registered in your intermediary’s name, and you are the beneficial owner. Most shareholders are non-record shareholders.

If you are a non-record shareholder, your intermediary will send you a voting instruction form or proxy form with this Proxy Statement. This form will instruct the intermediary how to vote your shares at the Meeting on your behalf. You should carefully follow the instructions provided by the intermediary and contact the intermediary promptly if you need help. The Company intends to pay for delivery of proxy materials to beneficial owners.

If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, the issuer (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions.

If you do not intend to attend the Meeting and vote in person, mark your voting instructions on the voting instruction form or proxy form, sign it, and return it as instructed by your intermediary. Your intermediary may have also provided you with the option of voting by telephone or fax or through the Internet.

If you wish to vote in person at the Meeting, follow the instructions provided by your intermediary. Your intermediary may have also provided you with the option of appointing yourself or someone else to attend and vote on your behalf at the Meeting through the Internet. When you arrive at the Meeting, please register with the Inspector of Elections.

Your intermediary must receive your voting instructions in sufficient time for your intermediary to act on them prior to the deadline for the deposit of proxies of 10:00 a.m. (Eastern Daylight Time) on December 7, 2018, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time of the scheduled Meeting.

Record shareholders

If you are a record shareholder, a Proxy Card is enclosed with this Proxy Statement to enable you to vote, or to appoint a proxyholder to vote on your behalf, at the Meeting. Whether or not you plan to attend the Meeting, you may vote your shares by proxy by any one of the following methods:

By mail: Mark, sign and date your Proxy Card and send to TSX Trust Company (“TSX Trust”) 301-100 Adelaide Street West, Toronto, ON, Canada M5H 4H1. TSX Trust must receive your Proxy Card not later than 10:00 a.m. (Eastern Daylight Time) on December 7, 2018 in order for your vote to be counted. If the Meeting is adjourned or postponed, TSX Trust must receive your Proxy Card at least 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled Meeting.

By Facsimile: Fax your Proxy Card to the attention of the Proxy Department 416-595-9593.

Via the Internet: Go to www.voteproxyonline.com and follow the instructions on the website prior to 10:00 a.m. (Eastern Daylight Time) on December 7, 2018.

We provide Internet proxy voting to allow you to vote your common stock online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Can stockholders vote in person at the Annual Meeting?

We will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares of common stock through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Annual Meeting.

What if I change my mind after I return my proxy?

If you are a non-registered Shareholder, you can revoke your prior voting instructions by providing new instructions on a voting instruction form or proxy form with a later date, or at a later time in the case of voting by telephone or through the Internet. Otherwise, contact your Intermediary if you want to revoke your proxy or change your voting instructions, or if you change your mind and want to vote in person. Any new voting instructions given to intermediaries in connection with the revocation with proxies must be received in sufficient time to allow intermediaries to act on such instructions prior to the deadline for the deposit of proxies of 10:00 a.m. (Eastern Daylight Time) December 7, 2018, or at least 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the rescheduled Meeting.

If you are a record shareholder, you may revoke any proxy that you have given until the time of the Meeting by voting again over the Internet as instructed above, by signing and dating a new Proxy Card and submitting it as instructed above, by giving written notice of such revocation to the Corporate Secretary of the Company at our address, by revoking it in person at the Annual Meeting, or by voting by ballot at the Annual Meeting. If you choose to submit a proxy multiple times whether by over the Internet or by mail, or a combination thereof, only your latest vote, not revoked and received prior to 10:00 a.m. (Eastern Daylight Time) on December 7, 2018 (or 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled Meeting) will be counted. A record shareholder participating in person, in a vote by ballot at the Meeting, will automatically revoke any proxy previously given by that shareholder regarding business considered by that vote. However, attendance at the Annual Meeting by a registered shareholder who has voted by proxy does not alone revoke such proxy.

How many votes do you need to hold the Annual Meeting?

To conduct the Annual Meeting, we must have a quorum, which means that one-third of our outstanding voting shares as of the record date must be present at the Annual Meeting. Based on 101,976,900 shares of common stock issued and outstanding as of the Record Date, 33,652,377 shares of common stock must be present, in person or by proxy, for a quorum to be present at the Annual Meeting.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals.

Since our bylaws provide that approval of a proposal at an Annual Meeting of the stockholders is by the affirmative vote of a majority of the voting shares present, in person or by proxy, at an Annual Meeting of the stockholders, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal. However, as described below, election of Directors is by a plurality of the votes cast at the Annual Meeting. A properly executed proxy card marked WITHHELD with respect to the election of Directors will not be voted and will not count FOR any of the Nominees for which the vote was withheld.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares of common stock in street name for their customers, are generally required to vote the shares of common stock in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares of common stock on routine matters, but not on non-routine matters (a “broker non-vote”). Proposal No. 1 and Proposal No. 3 are non-routine matter. Accordingly, if you have not provided your broker with voting directions on these proposals, your broker will not be able to vote your shares with respect to Proposal No. 1 (the election of directors) or the approval of Proposals No. 3 (the Amendment). The ratification of the appointment of UHY McGovern Hurley LLP as the Company’s independent registered public accounting firm is considered a routine matter, and brokers will be able to vote your shares if you have not provided voting directions with respect to Proposal No. 2.

Any shares of common stock represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of Directors except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast. Any shares of common stock represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to Proposals No. 1-through 3 (except No. 2) will have the same effect as a vote against such proposal. In recognition of our desire to have every stockholder vote count, we encourage our stockholders to instruct their brokers to vote their shares.

How many votes are needed to elect Directors and approve other proposals?

Proposal No. 1: The Nominees for election as Directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting. The Nominees with the most votes will be elected. A properly executed proxy card marked WITHHELD with respect to the election of Directors will not be voted and will not count FOR or AGAINST any of the Nominees.

Proposal No. 2: The ratification of the appointment of the independent registered public accountant will be approved if a majority of the voting shares present at the Annual Meeting vote FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as a vote cast AGAINST this proposal.

Proposal No. 3: The approval of the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000 will be approved if a majority of the voting shares present at the Annual Meeting vote FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as a vote cast AGAINST this proposal.

Will my shares of common stock be voted if I do not sign and return my Proxy Card?

If your shares of common stock are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares of common stock. See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares of common stock.

If your shares of common stock are registered in your name, and you do not sign and return your proxy card, your shares of co mmon stock will not be voted at the Annual Meeting, unless you attend the Annual Meeting and vote your shares of common stock.

How are votes counted?

Your shares of common stock will be voted or withheld from voting as you indicate on your proxy card. If you just sign your proxy card with no further instructions, your shares of common stock will be voted (a) FOR each nominee for election to the Board for terms expiring at the next annual meeting of stockholders, (b) FOR Proposal No. 2, and (c) FOR Proposal No. 3.

Voting results will be tabulated and certified by the Inspector of Elections.

Where can I find the voting results of the Annual Meeting?

We will publish the final results in a current report filing on Form 8-K with the United States Securities and Exchange Commission (the “SEC”) within four (4) business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

We will bear the cost of soliciting proxies. In an effort to have as large a representation at the Annual Meeting as possible, our directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Additionally, we may hire a proxy solicitor to help reach the quorum requirement. We will pay a reasonable fee in relation to these services. Upon request, we will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of our common stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2019 Annual Meeting of Stockholders?

In order to be considered for inclusion in the 2019 proxy statement, stockholder proposals must be submitted in writing to our Secretary, Dean Thrasher, at Security Devices International Inc., 107 Audubon Road, Building 2, Suite #201, Wakefield, MA 01880 USA, and received no later than September 27, 2019, provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held in calendar year 2019 is changed by more than 30 days from the date of this Annual Meeting.

Are there any proposals currently anticipated for the 2019 Annual Meeting of Stockholders?

There are no proposals currently anticipated for the 2019 Annual Meeting of Stockholders.

How can I obtain a copy of the Annual Report on Form 10-K or our Audited Financial Statements?

Our Audited Financial Statements are included in our Annual Report on Form 10-K and our other periodic and current reports are available on the Company’s website http://securitydii.com and on the SEC’s website at http://www.sec.gov. At the written request of any stockholder who owns shares of common stock as of the Record Date, we will provide to such stockholder, without charge, a paper copy of our Financial Statements as filed with the SEC, but not including exhibits. If requested, we will provide copies of the exhibits for a reasonable fee. Requests for additional paper copies of the Financial Statements should be mailed to: 107 Audubon Road, Building 2, Suite #201, Wakefield, MA 01880 USA, Attention: Paul Jensen.

Additional information relating to the Company is also available on SEDAR at www.sedar.com. Financial information concerning the Company is provided in the comparative financial statements for the year ended November 30, 2017 and Management Discussion &

Analysis (MD&A) for that financial year. Security holders may contact the Company to request copies of the Company’s financial statements and MD&A at the address set out above.

PROPOSAL 1 — ELECTION OF DIRECTORS

General Questions

What is the current composition of the Board?

Our current bylaws require the Board to have at least one (1) and no more than ten (10) Directors. The current Board is composed of five (5) Directors, of whom five (5) are standing for election at the Annual Meeting. Paul Jensen, a current Director standing for election, was appointed to the Board on July 24, 2018. In accordance with the Bylaws of the Company, the Board of Directors intends to fix the number of Directors to five (5) following the Annual Meeting.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All Directors serve one-year terms until their successors are elected and qualified at the next annual meeting of our stockholders.

Who is standing for election this year?

The Board has nominated the following five (5) Nominees, for election at the Annual Meeting, to hold office until the 2019 annual meeting of stockholders:

  Dean Thrasher
  Bryan Ganz
  Paul Jensen
  Karen Bowling
  Donald Levantin

What if a Nominee is unable or unwilling to serve?

Should any one or more of these Nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees. In such event, the proxy representatives will vote proxies that otherwise would be voted for the named Nominees for the election of such substitute nominee or nominees.

How are Nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.

The Board recommends a vote FOR each of the Nominees. All proxies executed and returned without an indication of how shares of common stock should be voted will be voted FOR the election of all Nominees.

Information On The Board, Executive Officers, And Key Employees And Director Nominees

The following table and information that follows sets forth, as of October 1, 2017, the names, and positions of our directors and executive officers:

Name and Municipality of Residence	Current Office with the Company	Principal Occupation Last Ten Years	Director Since
Dean Thrasher Oakville, Ontario, Canada	Executive Chairman, Director

CEO of the Company since June 2016; COO at SDI October 2010 to June 2016, self-employed (investment banking) from December 2007 to October 2014; Executive Vice President, Mint Technology Corp. (TSX-V pre-paid credit cards) July 2002 to December 2007; President, ecwebworks Inc. (e-commerce) from June 1999 to July 2002.

November 2013

Paul Jensen Methuen, MA, USA	Chief Executive Officer, Director	COO of the Company since October 1, 2017; Co- founded HALO Maritime Defense Systems; Prior to his employment with HALO, Mr. Jensen worked in senior management positions at Nypro Inc.	July 2018
Rakesh Malhotra Mississauga, Ontario, Canada	Chief Financial Officer and Treasurer

Chief Financial Officer appointed January 2007, a Canadian CA in Ontario and a CPA in Illinois. His occupation is that of a consultant to various private and public companies in Canada and the USA and serving as CFO with various public companies.

n/a
Bryan Ganz Boston, MA, USA	President, Director

Chief Executive Officer of Northeast Industrial Partners LLC, from January 2013 through current; CEO of Scudder Bay Capital LLC March 2009 through current. CEO of Maine Industrial Tire, January 2010 through December 2012. Executive Chairman of GPX International Tire & Rubber, January 2008 through December 2010. Co-CEO of GPX International Tire & Rubber, January 2006 through December 2007. Director of Arrhythmia Research Technologies, January 2016 through March 2016. Director Boston CASA January 2013 through current.

July 2016
Donald Levantin Westport, CT, USA	Director

Chief Executive Officer Amphora Inc. October 2013 through current, Product Manager, KRT Sungard Financial Systems, Kiodex 2009-2013, Product Manager, ICE Real Time at Intercontinental Exchange 2007-2009, Co-Founder Commoditrack Inc. 2006-2007, Head of Global Implementation & Product Manager, TradeCapture 1994-1998.

August 2017
Karen Bowling Jacksonville Beach, Jacksonville, FL USA	Director

President, Thrive Consulting August 2016 to Present, Public Affairs Director at Foley & Lardner LLP, 2015 to 2016, Chief Administration Officer for the City of Jacksonville, FL, 2011-2014, and Co-Founder and CEO of the Solantic Walk-In Urgent Care Centers, 2001-2011. Over a dozen board position 1993 to Present.

October 2016

The following is a description of the business background of our directors, executive officers and director nominees.

Dean Thrasher, 55, Mr. Thrasher has been Executive Chairman of the Company since July 2018, prior to this he was CEO of the Company since August 2016, and director of SDI since November 2013. Mr. Thrasher has been self-employed in the investment banking sector dating from December 2007 to October 2014, with varied consulting positions in capital raising, investor relations, product development, public relations, and mergers & acquisition; Executive Vice President and director of Mint Technology Corp. (TSX-V listed company - pre-paid credit cards) July 2002 to December 2007; President, and Chairman of ecwebworks Inc. (e-commerce) from June 1999 to July 2002, and President of The Brew Store, a franchising corporation in the beer and wine sectors throughout North America and internationally from 1989 to 1999.

Paul Jensen, 63 Mr. Jensen has been CEO of the Company since July 2018, prior to this he was President and COO of the Company since October 2017. Mr. Jensen has an extensive background in plastics contract manufacturing, the defense sector, technology licensing, and managing multi-national programs. Mr. Jensen co-founded HALO Maritime Defense Systems, a technology company specializing in advanced marine automated security systems. For approximately 20 years Mr. Jensen worked for Nypro Inc., a billion dollar plastics injection molding contract manufacturer, where he held various senior management positions. Prior to his work with Nypro Inc., Mr. Jensen held positions with Kodak and General Electric. A Distinguished Graduate of the United States Military Academy at West Point (1977), Mr. Jensen received his M.S. in Chemistry from M.I.T. (1979 – Fannie and John Hertz Fellow) and holds an M.B.A. with honors from Golden Gate University (1982). Mr. Jensen served a total of nine years active duty in the United States Army, serving with the 82nd Airborne Division and XVIIIth Airborne Corps at Ft. Bragg and Staff & Faculty, United States Military Academy at West Point.

Rakesh Malhotra, 61, Mr. Malhotra has been SDI's Chief Financial Officer since January 7, 2007. Mr. Malhotra is a certified public accountant in Illinois, and a Canadian CPA, CA in Ontario. Mr. Malhotra graduated with a Bachelor of Commerce (Honors) from the University of Delhi (India), and has served as CFO for Pacific Copper Corp. (OTC-BB Mining Exploration) from April 2007 to October 2013; Infrastructure Materials Corp. (OTC-BB and TSX-V Mining Exploration) from October 2009 to present; Dynamic Fuel Systems Inc. (TSX-V Manufacturing) from June 2009 to June 2011 and June 2013 to July 2014; Uranium Hunter Corp. (OTC-BB Mining Exploration) from March 2007 to March 2010; Yukon Gold Corporation Inc. (OTC-Pink Sheets Mining Exploration) from November 2005 to August 2010 and November 2011 to present (filing on SEDAR).

Bryan Ganz, 60, Mr. Ganz has been President of the Company since July 2018, prior to this he was Executive Chairman of the Company since August 2017. Mr. Ganz has been a director of the Company since July 2016. Mr. Ganz has been the chief executive officer of Northeast Industrial Partners LLC since 2013, the Chief Executive Officer of Scudder Bay Capital LLC since March 2009 and a director of Boston CASA since January 2013. Mr. Ganz served as Chairman of the Board and Chief Executive Officer of Main Industrial Tire from January 2010 through December 2012. Mr. Ganz served as the Executive Chairman of GPX International Tire & Rubber, January 2008 through December 2010 and the Co-CEO of GPX International Tire & Rubber, January 2006 through December 2007. Mr. Ganz was a Director of Arrhythmia Research Technologies, January 2016 through March 2016.

Karen Bowling, 63, Ms. Bowling brings more than 25 years of diverse executive management experience to the board of SDI. Some of her skill-sets include; government affairs, lobbying, public relations, government procurement, marketing, communications, operations, and local and state level legislation. Ms. Bowling has also spent part of her career in the less-lethal sector for a long-range acoustic hailing device company. Karen’s recent positions include; Public Affairs Director at Foley & Lardner LLP, CEO at WiseEye AI, (an artificial intelligence company focussed on the healthcare sector for CT scan identification and classification), Chief Administration Officer for the city of Jacksonville, FL (with a budget in excess of one billion dollars and over 5,000 employees), and Co-Founder and CEO of the Solantic Walk-In Urgent Care Centers. Ms. Bowling has sat on and chaired numerous boards across a dozen sectors, and has recently been Gubernatorial appointed to the board of the Florida State College in Jacksonville.

Donald Levantin, 54, Mr. Levantin is a senior executive with a proven record of positioning companies for growth, profitability and acquisition. He is currently SVP Energy and Commodity Markets with EKA Analytics Inc. EKA is leader and innovator in the field of cloud-based commodity risk and supply chain management. With over 30 years’ experience, he is an accomplished strategist in conceptualizing, building and operating corporations on a global level in the commodity sector. Prior to leading Amphora, he was a co-founder of Commoditrack, a real-time mark-to-market and risk management platform for commodities, which was acquired by the Intercontinental Exchange (ICE) and later by Sungard Financial Systems. Prior to building and leading companies in the software sector, Mr. Levantin was a commodity trader with Philipp Brothers Commodity Corp. and Phibro Energy. He holds a BS in business and economics from Lehigh University.

Relationships between Directors and Officers

There are no family relationships between any officer or director of SDI.

Arrangements between Directors and Officers

To our knowledge, there is no arrangement or understanding between any of our officers and any other person pursuant to which the officer was selected to serve as an officer.

Legal Proceedings, Cease Trade Orders and Bankruptcy

Except as noted below, to our knowledge, none of our directors, executive officers or any of our stockholders holding more than 5% of any class of our voting securities, or any associate of any such director, officer or stockholder is a party adverse to us or any of our subsidiaries or has an interest adverse to us or any of our subsidiaries. Except as listed below, none of our directors or executive officers is, as of the date of this Proxy Statement, or was within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company), that:

(a)

was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Rakesh Malhotra, SDI’s CFO, served as the CFO for Pacific Copper Corp., a US reporting issuer from April 2007 to October 2013. On October 28, 2008, Pacific Copper Corp. received a cease trade order (the “CTO”) from the British Columbian Securities Commission (the “BCSC”). By its terms, the CTO was issued for not filing a technical report under ‘Canadian National Instrument 43-101 Standards of Disclosure for mineral projects (“NI 43-101”) with respect to its material copper oxide projects in Chile in support of mineral reserve and mineral reserve estimates and results of a preliminary assessment, after having made public disclosures regarding such properties. On May 8, 2009, the BCSC revoked its CTO against the Company. In order to comply with legislation, Pacific Copper Corp. filed technical reports under Canadian National Instrument 43-101 with respect to each of the mineral projects.

On March 8, 2012, Pacific Copper Corp. received an additional CTO from the BCSC, the effect of which is limited to the Province of British Columbia. The CTO was issued for failure to file comparative annual financial statements for its financial year ended October 31, 2011 as required under Part 4 of National Instrument 51-102 Continuous Disclosure Obligations ("NI 51-102") and section 5(b) of British Columbia Instrument 51-509 Issuers Quoted in the U.S. Over-the-Counter Markets ("BCI 51-509"); a Form 51-102F1 Management's Discussion and Analysis for the period ended October 31, 2011 as required under Part 5 of NI 51-102 and section 5(b) of BCI 51-109; and a Form 51-102F2 Annual Information Form for the year ended October 31, 2011 as required under section 5(c) of BCI 51-509. Pacific Copper Corp. filed its annual financial statements for its financial year ended October 31, 2011, Form 51-102F1 Management's Discussion and Analysis for period ended October 31, 2011, and Form 51-F2 Annual Information Form for the year ended October 31, 2011. As a result, on March 15, 2012, the BCSC revoked the CTO issued on March 8, 2012.

To the best of Management’s knowledge, except as listed below, none of our directors or executive officers, and none of our stockholders holding a sufficient number of our securities to affect materially the control of the Company:

(a)

is, as at the date of this Proxy Statement, or has been within the 10 years before the date of this annual report, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)

has, within 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or stockholder; or

(c)

has, within 10 years before the date of this Proxy Statement, been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(d)

has, within 10 years before the date of this Proxy Statement, been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the United States Exchange Act of 1934, as amended (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Bryan Ganz, President and a director of the Company served as the chief executive officer of GPX International Tire &Wheel, Co. (“GPX”) In 2007 Titan Tire & Wheel and Bridgestone Tire filed an anti-dumping and countervailing duty suit against GPX. The suit alleged that GPX was dumping products produced in a Chinese factory and receiving subsidies from the Chinese government. The Court of International Trade decided for the plaintiffs and imposed a 44% duty on all GPX products coming into the United States. Although GPX was ultimately successful in the Federal District Court and Federal Appeals Court in overturning the decision of the Court, International Trade (CIT) (in a unanimous decision in December of 2011), it was too late as the company had been forced to file for bankruptcy protection when its lender group called the loan at the time the CIT decision was originally rendered in mid-2009.

To the best of Management’s knowledge, none of our directors, executive officers nor any stockholder holding 5% or more of any of our securities has been subject to:

(a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Indebtedness of Directors and Executive Officers

Other than “routine indebtedness” as defined in National Instrument 51-102 of the Canadian Securities Administrators, since the beginning of our last fiscal year, none of our executive officers or Directors or any proposed nominee for election as a Director or any of their respective associates is or has been indebted to us or has been indebted to any other entity where that indebtedness was the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by us.

CORPORATE GOVERNANCE

The Board Structure

General Structure

Our current bylaws require the Board to have at least one (1) and no more than ten (10) Directors. The current Board is composed of five (5) directors.

Director Independence

We have five (5) directors, including two independent directors, as follows:

  Dean Thrasher
  Bryan Ganz
  Paul Jensen
  Karen Bowling (Independent)
  Donald Levantin (Independent)

Following the Annual and Special Meeting of Shareholders, if five directors are elected the Board intends to fix the size of the Board at five members.

An “independent” director is a director whom the Board has determined satisfies the requirements for independence under the Sarbanes-Oxley Act of 2002, section 10A(m)(3) and under section 803A of the NYSE MKT LLC Company Guide (note-our common shares are not currently listed on the NYSE-MKT or any other national securities exchange and this reference is used for definitional purposes only).

Board Leadership Structure

The Company’s Board of Directors is responsible for overseeing the business and affairs of the Company. Members of the Board are kept informed of our business through discussions with the CEO and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

The Board is currently comprised of Dean Thrasher, who serves as our Executive Chairman, and four other members. We have two independent directors and three directors who are not independent. The Board believes that there is no single best organizational model that is the most effective in all circumstances and that the shareholders’ interests are best served by allowing the Board to retain the flexibility to determine the optimal organizational structure for the Company at a given time.

Meetings Of The Board And Board Member Attendance At Annual Meetings

During the fiscal year ended November 30, 2017, the Board held 8 meetings. All directors attended at least 75% of the meetings of the Board of Directors and the committees on which such director serves).

Board members are not required to attend the Annual Meeting. At the 2017 Annual Meeting 100% of Directors attended.

Communications To The Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, Dean Thrasher, Security Devices International Inc., 107 Audubon Road, Building 2, Suite #201, Wakefield, MA 01880 USA. Our Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. Our Secretary will review all communications before forwarding them to the appropriate Board member.

Board Committees

Our Board has established four board committees: the Audit Committee, the Compensation Committee, the Disclosure Committee, and the Nominating Governance Committee.

The information below sets out the current members of our Committees and summarizes the functions of each committee.

Audit Committee and Audit Committee Financial Experts

Our Audit Committee is comprised of Bryan Ganz, Karen Bowling and Donald Levantin. Mr. Levantin and Ms. Bowling are independent directors, and Bryan Ganz is not an independent, under Section 10A-3 of the Exchange Act, the audit committee rules of the NYSE MKT LLC and National Instrument 52-110 of the Canadian Securities Administrators.

Bryan Ganz is the Chairman of the Audit Committee. Mr. Ganz satisfies the criteria for an audit committee financial expert under Item 407(d)(5) of Regulation S-K of the rules of the Securities and Exchange Commission. Bryan Ganz, Karen Bowling, and Donald Levantin are financially literate for the purposes of National Instrument 52-110 of the Canadian Securities Administrators. They acquired their financial literacy in the course of their business experience (detailed under “Information On The Board, Executive Officers, And Key

Employees And Director Nominees” above) and not as a result of any education relevant to the performance of his responsibilities as an audit committee member.

The Audit Committee will meet with management and our external auditors if necessary, to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. The Audit Committee reviews our significant financial risks, will be involved in the appointment of senior financial executives and will annually review our insurance coverage and any off-balance sheet transactions.

The Audit Committee is mandated to monitor our audit and the preparation of financial statements and to review and recommend to the Board all financial disclosure contained in our public documents. The Audit Committee is also mandated to appoint external auditors, monitor their qualifications and independence and determine the appropriate level of their remuneration. The external auditors report directly to management, the Audit Committee and to the Board. The Audit Committee and the Board each have the authority to terminate the external auditor’s engagement (subject to confirmation by stockholders). The Audit Committee will also approve in advance any services to be provided by the external auditors, which are not related to the audit.

During the fiscal year ended November 30, 2017, the Audit Committee met four times. The Audit Committee expects to meet as needed during the upcoming fiscal year.

Audit Committee Report

Our Audit Committee oversees our financial reporting process on behalf of the Board. The Committee has three members, one of which is “independent” as determined under Rule 10A-3 of the Exchange Act, and the rules of the NYSE MKT LLC. The Committee operates under a written charter adopted by the Board. Attached as Exhibit A is a copy of that charter.

The Committee assists the Board by overseeing (1) the integrity of our financial reporting and internal control, (2) independence and performance of our independent auditors, and (3) provides an avenue of communication between management, the independent auditors, and the Board.

In the course of providing its oversight responsibilities regarding the 2017 financial statements, the Audit Committee reviewed the 2017 audited financial statements with management and our independent auditors. The Audit Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee may meet with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence.

The Audit Committee and the Board have recommended the selection of UHY McGovern Hurley LLP as our independent auditors for the fiscal year ending November 30, 2018.

Compensation Committee

Our Compensation Committee is comprised of Donald Levantin, Bryan Ganz and Karen Bowling. The committee oversees remuneration of management and the board of directors on behalf of the Board. The Committee has three members, two of which are “independent” as determined under Rule 10A-3 of the Exchange Act, and the rules of the NYSE MKT LLC (note-our common shares are not currently listed on the NYSE-MKT or any other national securities exchange and this reference is used for definitional purposes only).

The Committee operates under a written charter adopted by the Board.

The Committee’s responsibilities include reviewing succession and leadership plans and making appropriate recommendations to the Board at least annually regarding the appointment, succession and remuneration of the Company’s senior officers (including the

President and Chief Executive Officer). The Committee reviews as necessary any recommendations of officer appointments or terminations. The Committee also reviews at least annually the assessment of the performance of the Company’s senior officers.

During the fiscal year ended November 30, 2017, the Compensation Committee met two (2) times. The Compensation Committee expects to meet as needed during the upcoming fiscal year. Compensation for executives and board of directors is implemented by taking industry averages for such positions.

Governance and Nominating Committee

Our Governance and Nominating Committee is comprised of Dean Thrasher, Donald Levantin and Karen Bowling. The Committee has 3 members, 2 of which are “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE MKT LLC. The Committee operates under a written charter adopted by the Board (note-our common shares are not currently listed on the NYSE-MKT or any other national securities exchange and this reference is used for definitional purposes only).

The committee oversees corporate governance matters and is responsible for (1) identifying individuals qualified to become Directors and recommending to the Board new nominees for election by shareholders or for appointment by the Board; (2) providing recommendations to the Board regarding the competencies and skills the Board, as a whole should possess, and the qualifications of its Directors; (3) recommending for Board approval, if appropriate, revisions to our corporate governance practices and procedures; (4) reviewing the composition and mandate of the Board and each committee of the Board.

During the fiscal year ended November 30, 2017, the Nominating Governance Committee one (1) time. The Nominating Governance Committee expects to meet as needed during the upcoming fiscal year.

Disclosure Committee

Our Disclosure Committee is comprised of Dean Thrasher, Donald Levantin and Karen Bowling. The Committee has 3 members, 2 of which are “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE MKT LLC. The Committee operates under a written charter adopted by the Board (note-our common shares are not currently listed on the NYSE-MKT or any other national securities exchange and this reference is used for definitional purposes only).

The Disclosure Committee is responsible for ensuring timely and proper disclosure of all material events, for reviewing all disclosures made, and for ensuring adherence to the Company’s Confidentiality & Securities Trading Policy.

During the fiscal year ended November 30, 2017, the Disclosure Committee did not meet. The Disclosure Committee expects to meet as needed during the upcoming fiscal year.

Director Compensation Agreements

Except as described under “Executive Compensation Agreements” below, there are no service contracts with any of our directors and there is no arrangement or agreement made or proposed to be made between us and any of our directors pursuant to which a payment or other benefit is to be made or given by way of compensation in the event of that officer’s resignation, retirement or other termination of employment, or in the event of a change of control of us or a change in the director’s responsibilities following such change in control.

Compensation of Directors

The Compensation Committee will make recommendations of any compensation to be paid to the board of directors for the fiscal year 2018.

Other Governance Matters

The Role of the Board in Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company.

Risk oversight begins with the Board and the Audit Committee. The Audit Committee is chaired by Bryan Ganz, and one of three directors is independent that sit on the Audit Committee.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of our financial reporting process regarding finance and accounting, as well as our financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks.

We also have a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. Our risk management framework is designed to:

•	Provide that risks are identified, monitored, reported, and priced properly;

•	Define and communicate the types and amount of risk the Company is willing to take; and

•	Promote a strong risk management culture that encourages a focus on risk-adjusted performance.

Code of Ethics

The Board has adopted a written code of business conduct and ethics (the “Code of Ethics”) for our Directors, officers and employees that sets out the Board’s expectations for the conduct of such persons in their dealings on behalf of the Company. Employees, officers and Directors are required to maintain an understanding of, and ensure that they comply with, the Code of Ethics.

Employees, officers and Directors are required to report violations of the Code of Ethics to the Chief Executive Officer or the Chair of the Board. The Board is not aware of any breach of the Code of Ethics by any Director or officer during the period since its adoption on January 14, 2015.

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation awarded to or paid to the (i) the person serving as CEO of the Company during 2017, (ii) the person serving as CFO of the Company during 2017, and (iii) the other three most highly paid executive officers of the Company who were serving as executive officers at November 30, 2017 (together, the “Named Executive Officers”) for the fiscal years ended November 30, 2017 and 2016.

During the fiscal years ended November 30, 2017 and 2016, the Board made grants of cash and grants of options to certain directors and executives, the value of such grants of options and cash are indicated in the compensation table below.

Name and Principal Position	Year	Salary $	Bonus $	Stock Awards $	Options Option Awards $	Non-Equity Incentive Plan Non-Equity Incentive Compensation $	Non-Qualified Deferred Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total
Dean Thrasher,	2017	156,000	-	-	61,358	-	-		217,358(1)
CEO & Director	2016	-						186,814	186,814(1)
Bryan Ganz,	2017	-	-	-	-		-	229,167	229,167(2)
Executive	2016							145,833	145,833(2)
Chairman
Rakesh Malhotra,	2017	-	-	-	-		-	37,000	37,000(3)
CFO	2016	-	-	-	-		-	32,064	32,064(3)

1. Mr. Thrasher was initially contracted through Level 4 Capital Corp. for services rendered to the Company. Level 4 Capital Corp., a company in which Mr. Thrasher owns a 50% interest, was issued 400,000 options in 2014. In 2015, the Company extended the expiry date of 800,000 warrants issued to Level 4 Capital Corp. in 2012 from original expiry date of January 4, 2016 to September 23, 2019. Subsequently the Company executed a consulting agreement which term extended to June 30, 2018. During the year 2017, the CEO was paid an annual salary of $156,000 (CAD $200,000). During the year 2017, the compensation was paid partly by payroll and partly to a corporation in which Mr. Thrasher has an ownership interest.

2. Effective July 21, 2016, Bryan Ganz was elected as a director of the Company. Prior to his appointment, effective May 1, 2016, the Company executed a one-year consulting agreement with Northeast Industrial Partners LLP (“NEIP”), a corporation in which the said director has an ownership interest. The annual compensation was $250,000 payable $50,000 in cash and balance $200,000 by issuance of common shares. Effective May 1, 2017 the Company and NEIP renewed the agreement for a quarterly compensation of $62,500 to be settled by issuance of common shares. The agreement was terminated October 31, 2017.

3. Mr. Malhotra is the CFO of the Company and works on an hourly basis. The compensation is paid to a corporation in which he has an ownership interest.

Executive Compensation Agreements

As further described below, we are a party to a consulting agreement which provides for the services of Dean Thrasher for 7 remaining months, with renewal features at the expiry dates. The renewals are not automatic. Pursuant to the agreement, compensation is payable for termination of his agreement in certain circumstances, including termination without cause and change of control. The agreement provides for the payment of compensation that will be triggered by a termination of the agreement by either us or the executive officer following a change of control of us, or by us at any time, other than for “cause.”

The Company executed a consulting agreement with a corporation owned by Mr. Thrasher and later designated executive chairman, effective July 1, 2018 providing services as executive chairman of the Company. The contract, unless renewed expires on March 31, 2019. During the service term, the Company will pay $3,500 per month and in addition, be issued 180,000 common shares of the Company on a quarterly basis until the end of the term. Each quarterly installment is due the 15th day of the following month after the quarter. The common shares will be priced at the volume weighted average trading price per common share over the 20-day period preceding the due date.

Effective as of October 1, 2017, the Company entered into an employment agreement (the “Employment Agreement”) with Paul Jensen pursuant to which Mr. Jensen serves as President and Chief Operating Officer of the Company. By the terms of the Employment Agreement, Mr. Jensen will receive an annual salary of $200,000, payable as follows. For the period beginning on October 1, 2017 and ending on June 30, 2018, Mr. Jensen shall receive quarterly payments of the Company’s common stock, to be issued 15 days after the end of each three-month quarter. The shares issued shall be valued based upon the weighted average closing price of the Company’s shares for the twenty (20) trading days prior to the end of the applicable quarter. Commencing July 1, 2018, the Company will pay $10,000 per month in cash and the balance in Company stock. At such time as the Company can pay the entire salary in cash and be cash positive on an operating basis, the entire monthly salary will be paid in cash.

Effective December 1, 2017, the Company signed a twelve-month contract with a corporation owned and controlled by Mr. Malhotra to pay annual compensation of $42,000 for CFO services. The Company paid a retainer of $10,500 and is committed to pay $2,625 on monthly basis. Early termination of the contract by the Company without cause or change in control will attract a termination payment of $20,000.

On April 13, 2018, the Company entered into a Purchase and Sale Agreement (the “Agreement”) with André Buys (the Company’s CTO), a resident of South Africa, pursuant to which the Company purchased from Mr. Buys a portfolio of registered patents, provisional patents, and other intellectual property relating to air and/or gas fired long guns or pistols, including pump action launchers and munitions used with such pistols and long guns, including self-stabilizing shaped or “finned” rounds (the “Portfolio”). As consideration for the Portfolio, the Company (i) paid Mr. Buys $100,000, (ii) agreed to pay Mr. Buys either $500,000 in cash or $750,000 worth of Company stock within two years (the “Second Payment”), (iii) issued 1,500,000 options for shares of the Company’s common stock to Mr. Buys with a strike price equal to the Company’s stock price on April 13, 2018 and a trigger price of $0.30, $0.50 and $1.00 for each batch of 500,000 options, respectively. The Company’s stock price must close above the trigger price for 20 days in order for the option to be triggered. The options shall have a seven- year life from grant date and Andre Buys must remain employed by the Company for three years in order for the options to vest, and (iv) agreed to pay Mr. Buys certain royalty payments for sales of products by the Company using technology covered by the Portfolio. Until the earlier of, the second anniversary or the date the Second Payment is made, the royalty will be 10% of the Net Sales Price (“NSP”). The royalty will then be reduced to 4% till the sixth anniversary, 3% till the eighth anniversary, and 2% till the last expiration date of any of the intellectual property in the Portfolio. Until the royalty exceeds $25,000 per year, the Company is committed to a minimum payment of $25,000 per year effective on the earlier of one year from closing or upon Andre Buys relocation to Boston. In the event that the Company fails to make the Second Payment, the Portfolio would revert to Mr. Buys, but the Company would retain perpetual, irrevocable, exclusive and non-exclusive licenses to use technology with respect to the Portfolio and any technology developed within two years of April 13, 2018. The Company has not recorded any amount related to the Second Payment. In addition, the Company has hired Mr. Buys as its Chief Technology Officer at a starting salary of $10,000 per month. The Company agrees that it will not terminate Andre Buys except for cause prior to April 2021. As a result, the minimal commitment relating to the employment contract is $320,000 payable over a period of 32 months.

Effective June 1, 2018 the Company entered into a consulting agreement (the “Consulting Agreement”) with Bryan Ganz pursuant to which Mr. Ganz serves as President of the Company. By the terms of the Consulting Agreement, Mr. Ganz will be paid annually $200,000 in the Company’s common shares for his services and subject to stock exchange approval. The common shares shall be issued quarterly, ending March 31, 2019. For the Company’s fiscal third and fourth quarter the President shall be paid 500,000 common shares for each quarter. Commencing on the Company’s first quarter of 2019, Mr. Ganz will be issued an ongoing 250,000 common shares for his services.

Except as described above, there are no service contracts of any of Named Executive Officers and there is no arrangement or agreement made or proposed to be made between us and any of our Named Executive Officers pursuant to which a payment or other benefit is to be made or given by way of compensation in the event of that officer’s resignation, retirement or other termination of employment, or in the event of a change of control of us or a change in the Named Executive Officer’s responsibilities following such change in control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the stock options and stock appreciation rights outstanding to our Named Executive Officers and directors, which are outstanding as of November 30, 2017.

Option/Warrant Awards						Stock Awards
Name	Number of securities underlying unexercised options/ warrants (#) exercisable	Number of securities underlying unexercised options/ warrants (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option/ Warrant exercise price ($)	Option/ Warrant expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or others rights that have not vested ($)
Rakesh Malhotra, CFO and Treasurer	245,000(1)	-	-	0.13 - 0.30	Sept. 2019-Oct 2020	-	-	-	-
Dean Thrasher, CEO	1,166,667(2)	-	-	0.10-0.13	Sept 2019, March 2023	-	-	-	-
Bryan Ganz, Executive Chairman	552,727(3)	-	-	0.18	Nov. 2022	-	-	-	-
Donald Levantin, Director	442,048(4)	-	-	0.18-0.20	Aug. 2022, Nov. 2022	-	-	-	-
Karen Bowling Director	615,000(5)	-	-	0.30	Oct., 2021, Aug. 2022	-	-	-	-
Paul Jensen Director	471,698(6)	-	-	0.30	Oct., 2021, Aug. 2022	-	-	-	-

(1)	Mr. Malhotra holds 50,000 options and 195,000 warrants with a strike price ranging from $0.13 - $0.30 and expiry dates ranging from September 23, 2019 to October 19, 2020.

(2)

Level 4 Capital Corp., a company in which Mr. Thrasher owns a 50% interest, was issued 800,000 options on September 11, 2014 (exercisable at $0.35 until September 10, 2019) and 800,000 compensation warrants on January 4, 2012 (exercisable at $0.13 until September 23, 2019). Of the 800,000 options and 800,000 compensation warrants, Mr. Thrasher is entitled to 50%.

(3)	Mr. Ganz holds 552,727 warrants through a company he controls called Northeast Industrial Partners LLC. The strike price of Mr. Ganz’s warrants are $0.18, with an expiry date of November 2022.

(4)

Mr. Levantin holds 99,667 stock options with a strike price of $0.15 with an expiry date of August 2022. Mr. Levantin also holds 342,381 warrants with a strike price $0.18 with an expiry date of November 2022.

(5)	Ms. Bowling holds 615,000 stock options. The strike prices range from $0.08 to $0.15.

(6)	Mr. Jensen holds 471,698 warrants. The strike price of Mr. Jensen’s warrants are $0.18 with an expiry date from November 2022.

Exercise of Compensation Securities

During the year ended November 30, 2017, none of the officers or directors of the Company exercised any compensation securities.

Retirement, Resignation or Termination Plans

We do not sponsor any plans, that would provide compensation or benefits of any type to an executive upon retirement, or any plans that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company, except as described under “Executive Compensation Agreements” above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of November 5, 2018 regarding the ownership of our common stock by:

  each person who is known by us to own more than 5% of our shares of common stock; and
  each Named Executive Officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on shares of common stock outstanding as of November 5, 2018.

For the purposes of the information provided below, shares subject to options and warrants that are exercisable within 60 days following November 10, 2017 are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to these tables, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Principal Stockholders

Title of Class	Name of Beneficial Owner(1)	Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership Shares	Percent of Class
Common Stock	Arthur Cohen	12 South Main Street Suite 203 Norwalk, CT 06854	6,551,512	6.4%
Common Stock	Joseph Healey	152 W 57th St 42nd Floor New York, NY 10019	6,551,512	6.4%

Common Stock	Pierre LaPeyre Jr.	712 Fifth Avenue 36th Floor, New York NY 10019	6,146,549	6.0%

(1)

Beneficial ownership is determined in accordance with the United States Securities Act of 1933, as amended and the United States Securities Exchange Act of 1934, as amended and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment control with respect to all shares beneficially owned. Figures shown are on a non-diluted basis.

Security Ownership of Management

The following table sets forth, as of November 5, 2018, certain information regarding the beneficial ownership of our common stock and the percentage of shares beneficially owned by (i) the person serving as CEO of the Company during 2017 (ii) the person serving as CFO of the Company during 2017 and (iii) the other three most highly paid executive officers of the Company who were serving as executive officers at November 30, 2017 (together, the “Named Executive Officers”) and each Director, and all current Directors and current executive officers of the Company as a group. The mailing address for each Named Executive Officer and Director is: c/o Security Devices International, Inc. 107 Audubon Road, Building 2, Ste 201, Wakefield, MA 01880.

Title of Class	Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership Shares	Percent of Class
Common Stock and Warrants	Bryan Ganz, President, Director	5,733,944(2)	5.6%
Common Stock, Options and Warrants	Dean Thrasher, Executive Chairman, Director, Secretary	2,543,500(3)	2.5%
Common Stock, Warrants	Paul Jensen, Chief Executive Officer, Director	2,690,311(5)	2.6%
Options, Warrants	Rakesh Malhotra, Treasurer and Chief Financial Officer	245,000 (4)	0.2%
Options	Andre Buys, Chief Technology Officer	1,500,000(6)	1.5%
Common Stock and Options	Donald Levantin, (Director)	1,729,402(7)	1.7%
Options	Karen Bowling, Director	815,000(8)	0.8%
	Total for Officers and Directors	15,257,157	14.9%

(1)

Beneficial ownership is determined in accordance with the United States Securities Act of 1933, as amended and the United States Securities Exchange Act of 1934, as amended and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment control with respect to all shares beneficially owned.

(2)

4,227,884 shares of common stock are held in the name of Northeast Industrial Partners, LLC, an entity controlled by Mr. Ganz. Northeast Industrial Partners, LLC also holds 552,727 warrants in the Company. Mr. Ganz also holds 620,000 shares of common stock and 333,333 warrants.

(3)

Includes warrants exercisable to acquire 400,000 shares of common stock and 800,000 shares of common stock in the name of 2412453 Ontario Corp. (a company that Mr. Thrasher controls). Mr. Thrasher holds 193,500 shares of common stock and options to acquire 1,150,000 shares of common stock.

(4)	Includes options/warrants exercisable to acquire 245,000 shares of common stock.

(5)	Includes 2,051,946 shares of common stock and 638,365 warrants.

(6)	Includes 1,500,000 options to acquire shares of common stock in the Company.

(7)	Includes vested options exercisable to acquire 299,667 shares of common stock, and 885,312 shares of common stock, and 544,423 warrants.

(8)	Includes vested options exercisable to acquire 815,000 shares of common stock.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

As of the Record Date, we had approximately 388 stockholders of record listed on our stock ledger.

INTEREST OF CERTAIN PERSONS AND CORPORATIONS IN MATTERS TO BE ACTED UPON

Except as described below, other than each director's and officer's interest in the Company's Stock Option Plan, no person who has been a director or executive officer of the Company since the beginning of the last financial year and no associate or affiliate of any such director or executive officer has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for the transactions described below, none of our directors, senior officers or principal stockholders, nor any associate or affiliate of the foregoing have any interest, direct or indirect, in any transaction, since the beginning of the fiscal year ended November 30, 2017, or in any proposed transactions, in which such person had or is to have a direct or indirect material interest.

Related party transactions are reviewed and approved by the Board.

Purchases of Securities

During and subsequent to the fiscal year ending November 30, 2017, our officers, directors and 10% stockholders purchased our securities on the following terms:

Officer, Director, 10% Stockholder	Type of Security	Amount	Price of Security	Date of Purchase
Bryan Ganz (8)	Shares	500,000	N/A	October 23, 2018
Bryan Ganz (2)	Convertible Note	$50,000	$50,000	October 23, 2018
Bryan Ganz (1)	Shares	507,550	$0.1204	March 7, 2018

Bryan Ganz (1)	Shares	1,104,454	$0.106	November 28, 2017
Bryan Ganz (1)	Shares	503,251	$0.102	February 15, 2017
Bryan Ganz (1)	Shares	589,414	$0.0848	January 13, 2017
Bryan Ganz (1)	Shares	534,941	$0.0935	May 26, 2017
Bryan Ganz (1)	Shares	498,423	$0.1003	September 11, 2017
Donald Levantin (3)	Convertible Note	$25,000	$25,000	October 23,2018
Donald Levantin (4)	Convertible Note	$72,585	$72,585	November 28, 2017
Paul Jensen (5)	Shares	339,370	$0.1391	March 7, 2018
Paul Jensen (5)	Convertible Note	471,698	$0.106	November 28, 2017
Paul Jensen (6)	Shares	$25,000	$25,000	October 23, 2018
Dean Thrasher (7)	Shares	180,000	N/A	October 23, 2018

(1)

These Shares were issued to Northeast Industrial Partners, LLC, an entity controlled by Mr. Ganz. The Shares were issued as compensation under the Consulting Agreement, and 1,104,454 for a note that was converted to Shares November 28, 2017.

(2)

The principal amount of the note is convertible into Shares at a price of $0.15 per Share prior to repayment of the note. The note matures on April 15, 2020 but may be redeemed by the Company prior to that date.

(3)

The principal amount of the note is convertible into Shares at a price of $0.15 per Share prior to repayment of the note. The note matures on April 15, 2020 but may be redeemed by the Company prior to that date.

(4)	The note was converted on November 28, 2017 in Shares at a price of $0.106 per Share.

(5)	The note was converted on November 28, 2017 in Shares at a price of $0.106 per Share. 339,370 Shares were issued to Mr. Jensen for services rendered under his employment agreement.

(6)

The principal amount of the note is convertible into Shares at a price of $0.15 per Share prior to repayment of the note. The note matures on April 15, 2020 but may be redeemed by the Company prior to that date.

(7)	These Shares were issued to 2412453 Ontario Corp., a company controlled by Dean Thrasher, for services rendered under his consulting agreement.

(8)	These Shares were issued to Bryan Ganz for services rendered under his Consulting Agreement.

Non-Employee Director Compensation

During the fiscal year ending November 30, 2017, the Company’s non-employee directors received securities on the following terms:

Non-Employee Director	Securities	Number of Options Granted	Date of Grant	Price of Security
Donald Levantin	Options	99,667	2017-08-21	$0.15
Karen Bowling	Options	265,000	2017-05-26	$0.15

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF THE AUDITOR

What am I voting on?

The Audit Committee has selected UHY McGovern Hurley LLP to be the Company’s Independent Registered Public Accounting Firm for the current fiscal year ending November 30, 2018.

This proposal seeks stockholder ratification of the appointment of UHY McGovern Hurley LLP.

Information About the Auditor

UHY McGovern Hurley LLP was the Independent Registered Public Accounting Firm for the Company during the fiscal years ended November 30, 2017 and Schwartz, Levitsky, Feldman, LLP was the Company’s Independent Registered Public Accounting Firm for the fiscal year ended November 30, 2016.

If a representative of UHY McGovern Hurley LLP does attend the Annual Meeting, they will be given an opportunity to make a statement, should they choose to do so. We do not know if the representative, if one does attend the Annual Meeting, would make himself or herself available for questions at the Annual Meeting.

Audit Fees

The aggregate fees billed by our auditors for professional services rendered in connection with the audit of our annual consolidated financial statements for fiscal 2017 and 2016 included in our Forms 10-K for fiscal 2017 and 2016 were $29,000 and $21,500 respectively.

Audit-Related Fees

The aggregate fees billed by our independent registered public accounting firm for any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements including review of the quarterly financial statements for fiscal year 2017 and 2016 and are not reported under “Audit Fees” above were $13,400 and $11,300 respectively.

Tax Fees

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning for fiscal 2017 and 2016 were $0 and $0, respectively.

All Other Fees

The aggregate fees billed by our auditors for all other non-audit services rendered to us, for fiscal 2017 and 2016 were $0 and $0, respectively.

The Audit Committee does not have any formal pre-approval policies and procedures for non-audit services undertaken by the registered public accounting firm.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm. All proxies executed and returned without an indication of how shares of common stock should be voted will be voted FOR the appointment of the independent registered public accounting firm.

The text of the resolution which management intends to place before the Annual Meeting for approval is as follows:

“BE IT RESOLVED, that appointment of UHY McGovern Hurley LLP as the independent registered public accounting firm of the Company, is hereby approved and that the Company’s board of directors is authorized to fix the auditors’ remuneration.”

PROPOSAL 3 — APPROVAL OF THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 300,000,000

At the Annual Meeting, shareholders will be asked to approve the amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock to 300,000,000. The Company’s board of directors has adopted a resolution setting forth the proposed amendment to be considered at the annual meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT.

The text of the resolution which management intends to place before the Annual Meeting for approval is as follows:

“BE IT RESOLVED THAT the Amendment dated November 1, 2018 is hereby approved, increasing the number of authorized shares of common stock of the Company to 300,000,000.”

Overview of the Revised Stock Option Plan (2017)

We have not granted any options which are subject to ratification by stockholders. The table below shows securities issued under our Revised Stock Option Plan as of November 30, 2017.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	7,346,667	$0.25	2,033,190
Equity compensation plans not approved by security holders	--	--	--

(1)	As at November 5, 2018 there were 29,441,169 warrants to purchase common stock still outstanding.

Who is eligible to participate in the Company’s Revised Stock Option Plan (2017)?

Any employee, officer, director or consultant of or providing services to us or any parent, affiliate, or subsidiary of us, or any company wholly owned by that employee, officer, director or consultant, is eligible to be designated a participant in the Revised Stock Option Plan (2017).

Currently, this includes, but is not limited to, the following directors and executives:

•	Dean Thrasher, Executive Chairman, Secretary
•	Rakesh Malhotra, Chief Financial Officer
•	Paul Jensen, CEO
•	Bryan Ganz, President
•	Andre Buys, CTO
•	Karen Bowling, Director
•	Donald Levantin, Director

In total there are approximately 11 officers, directors, employees, and consultants eligible under the Revised Stock Option Plan (2017).

What benefit amounts are outstanding under the Revised Stock Option Plan (2017)?

The following is a summary of the current options outstanding under our Revised Stock Option Plan (2017), to current officers and directors:

Directors & Officers	Number of options granted	Number of vested options
Dean Thrasher	1,150,000	1,150,000
Rakesh Malhotra	50,000	50,000
Andre Buys	1,500,000	0
Karen Bowling	815,000	815,000
Donald Levantin	299,667	299,667

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the Annual Meeting.

By Order of the Board of Directors,

/s/ Dean Thrasher

Executive Chairman and Secretary

November 6, 2018

EXHIBIT A

SECURITY DEVICES INTERNATIONAL INC.
(the “Corporation”)

AUDIT COMMITTEE CHARTER

The audit committee is a committee of the board of directors to which the board delegates its responsibilities for the oversight of the accounting and financial reporting process and financial statement audits. The external auditor shall report directly to the committee.

Responsibilities

The audit committee will:

a)	recommend to the board of directors:

(i)	the external auditor to be nominated for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Corporation, and

(ii)	the compensation of the external auditor;

b)

oversee the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Corporation, including the resolution of disagreements between management and the external auditor regarding financial reporting;

c)	review and report to the board of directors of the Corporation on the following before they are published:

(i)	the financial statements and management discussion and analysis (MD&A) of the Corporation;

(ii)	the auditor’s report, if any, prepared in relation to those financial statements;

d)	review the Corporation’s annual and interim earnings press releases before the Corporation publicly discloses this information;

e)	satisfy itself that adequate procedures are in place for the review of the Corporation’s public disclosure of financial information extracted or derived from the Corporation’s financial statements;

f)	pre-approve all non-audit services to be provided to the Corporation or its subsidiaries by the Corporation’s external auditor;

g)	establish procedures for:

(i)	the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and

(ii)	the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

h)	review and approve the Corporation’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Corporation;

i)	annually, assess the performance of the committee and its members and consider the need for any amendments to this charter.

Composition of the Committee

The committee will be composed of at least three directors from the Corporation’s board of directors, a majority of whom shall not be officers or employees of the Corporation or any of its affiliates.

Unless the board of directors appoints a chair of the committee, the members of the committee shall elect a chair and a secretary from among their members.

Meetings

Meetings may be convened at the request of any member of the audit committee or at the request of the Corporation’s external auditor. The committee shall meet regularly, but not less frequently than quarterly.

The quorum for meetings shall be a majority of the members of the committee present in person or by telephone or other telecommunications device that permits all persons participating in the meeting to speak and to hear each other. The committee shall act on the affirmative vote of a majority of the members present at a meeting at which there is a quorum. Without a meeting, the committee may act by unanimous written resolution of all members.

The committee members shall, when deemed appropriate, meet in private session with the external auditor; with management and as committee members only to discuss matters relevant to the committee’s mandate. The committee shall have access to such officers, consultants and employees of the Corporation and to the Corporation’s external auditors, and to such information respecting the Corporation, as it considers necessary or advisable in order to perform its duties and responsibilities.

Authority

The external auditor shall report directly to the committee. The committee has the authority to communicate directly with the external auditor and the internal auditor, without management involvement.

The committee has the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties and the committee will set the compensation for such advisors.